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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Culp, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Financial Data" in the Prospectus.


                                         /s/ KPMG PEAT MARWICK



Greensboro, North Carolina
January 29, 1997